CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECASUE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED PORTIONS ARE MARKED WITH "*****" IN THIS EXHIBIT.

Exhibit 10.2

SUPPLEMENT

to the

Loan and Security Agreement dated as of November 4, 2025 among

MYOMO, INC.

(“Borrower”)

and

AVENUE CAPITAL MANAGEMENT II, L.P.,

a Delaware limited partnership,

as administrative agent and collateral agent (in such capacity “Agent”) and

AVENUE VENTURE OPPORTUNITIES FUND, L.P. II,

a Delaware limited partnership (“Avenue 2”), as a lender (in such capacity, together with each other lender from time to time party hereto, a “Lender” and collectively, the “Lenders”)

This is a Supplement identified in the document entitled Loan and Security Agreement, dated as of November 4, 2025 (as amended, restated, supplemented and modified from time to time, the “Loan and Security Agreement”), by and among Borrower, Lenders and Agent. All capitalized terms used in this Supplement and not otherwise defined in this Supplement have the meanings ascribed to them in Article 10 of the Loan and Security Agreement, which is incorporated in its entirety into this Supplement. In the event of any inconsistency between the provisions of the Loan and Security Agreement and this Supplement, this Supplement is controlling.

In addition to the provisions of the Loan and Security Agreement, the parties agree as follows:

Part 1 - Additional Definitions:

“Amortization Period” means the period commencing on the first day of the first full calendar month following the Interest-only Period and continuing until the Maturity Date.

“Commitment” means, subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, Avenue 2’s commitment to make Growth Capital Loans to Borrower in an aggregate principal amount of Seventeen Million Five Hundred Thousand Dollars comprised of (a) a tranche of term loans in an aggregate original principal amount of Twelve Million Five Hundred Thousand Dollars ($12,500,000) (“Tranche 1”) to be funded on the Closing Date plus (b) a tranche of term loans in an aggregate original principal amount of Five Million Dollars ($5,000,000) to be funded at any time between November 4, 2026 and May 4, 2027, subject to the conditions in Section 2(i) of Part 2 (“Tranche 2”).

“Designated Rate” means, for each Growth Capital Loan, a variable rate of interest per annum equal to the greater of (A) the Prime Rate plus four and three quarters percent (4.75%) and (B) eleven and three quarters percent (11.75%). Changes to the Designated Rate based on changes to the Prime Rate shall be effective as of the next scheduled interest payment date immediately following such change.

“Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to three and one quarter percent (3.25%) of the original Commitment amount of Seventeen Million Five Hundred Thousand Dollars ($17,500,000).

“Growth Capital Loan” means any Loan requested by Borrower and funded by a Lender under its Commitment for (a) on the Closing Date, the repayment of certain Indebtedness of Borrower to Silicon Valley Bank and related fees and expenses and (b) on and after the Closing Date, general corporate purposes of Borrower.

“Interest-only Period” means the period commencing on the Closing Date and continuing until the eighteen (18) month anniversary of the Closing Date; provided, however, that such period shall be extended for six (6) months if the funding of Tranche 2 has occurred; provided, further, that the Interest-only Period shall not exceed twenty- four (24) months from the Closing Date; provided, further, however, that no extension of the Interest-only Period shall be available if as of the date of extension an Event of Default shall have occurred and be continuing.

“Loan” or “Loans” mean, as the context may require, individually a Growth Capital Loan, and collectively, the Growth Capital Loans.

“Loan Commencement Date” means, with respect to each Growth Capital Loan: (a) the first day of the first full calendar month following the Borrowing Date of such Loan if such Borrowing Date is not the first day of a month; or (b) the same day as the Borrowing Date if the Borrowing Date is the first day of a month.

“Maturity Date” means June 1, 2029.

“Prepayment Fee” means, with respect to any prepayment of the Loans:

(i)
if the prepayment occurs during the period commencing on the Closing Date and ending on (and including) the one-year anniversary of the Closing Date, an amount equal to the principal amount of the Loans prepaid multiplied by three percent (3.00%);
(ii)
if the prepayment occurs during the period commencing on the day immediately following the one-year anniversary of the Closing Date and ending on (and including) the two-year anniversary of the Closing Date, an amount equal to the principal amount of the Loans prepaid multiplied by two percent (2.00%); and
(iii)
if the prepayment occurs at any time after the date immediately following the two-year anniversary of the Closing Date, an amount equal to the principal amount of the Loans prepaid multiplied by one percent (1.00%).

“Prime Rate” is the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement; and provided further that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Agent, the “Prime Rate” shall mean the rate of interest per annum announced by Wells Fargo Bank as its prime rate in effect at its principal office in the State of California (such announced Prime Rate not being intended to be the lowest rate of interest charged by such institution in connection with extensions of credit to debtors); provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement.

“Principal Trading Market” means the principal trading market for the Borrower’s Common Stock. The “Principal Trading Market” for the Common Stock is the NYSE American.

“Revenue” means, as of any date of determination, Borrower’s product revenue determined in accordance with GAAP, which, in the interest of clarity, shall not include any product revenue derived from licensing milestones except license revenue recorded under its existing Chinese joint venture.

“Termination Date” means the earlier of: (i) the date Lender may terminate making Growth Capital Loans or extending other credit pursuant to the rights of Lender under Article 7 of the Loan and Security Agreement; and (ii) December 31, 2027.

“Threshold Amount” means Five Hundred Thousand Dollars ($500,000).

“Trading Day” means a day when the NYSE American is open for trading in shares of the Common Stock.

“Warrant” is defined in Part 2, Section 5(a) hereof.

Part 2 - Additional Terms, Covenants and Conditions:

1.
Growth Capital Facility. Subject to satisfaction of the conditions precedent identified in Section 2 of this Part 2 and as specified in Sections 4.1 and Section 4.2 of the Loan and Security Agreement, each Lender agrees to make Growth Capital Loans to Borrower under such Lender’s Commitment from time to time from and after the Closing Date up to and including the Termination Date in an aggregate, original principal amount up to, but not exceeding, then-unfunded portion of such Lender’s Commitment. Upon the mutual agreement of Lenders and Borrower, Lenders may make additional Growth Capital Loans to Borrower of up to an additional Ten Million Dollars ($10,000,000) (the “Discretionary Tranche 3”), to be funded between January 1, 2027 and December 31, 2027, as Borrower and Lenders may mutually agree, subject to the conditions in Section 2(ii) of this Part 2 and approval from Lenders’ Investment Committees, in their sole discretion; provided that, as of the Closing Date, Discretionary Tranche 3 shall not be considered, and is not, committed hereunder by any Lender and there shall be no fees associated with the Discretionary Tranche 3 until any Growth Capital Loans to made under such tranche are committed by Lenders.
2.
Additional Condition(s) Precedent Regarding Growth Capital Loan Commitments. In addition to the satisfaction of all of the other applicable conditions precedent specified in Sections 4.1 and 4.2 of the Loan and Security Agreement and Section 2 of this Part 2, each Lender’s obligation to fund it its pro rata share of Tranche 2 and, if applicable Discretionary Tranche 3, of Growth Capital Loans is subject to receipt by Agent of evidence that the following conditions precedent have been satisfied (or waived), as determined by Agent in its sole discretion:
(i)
Tranche 2. No Default or Event of Default has occurred and is continuing.
(ii)
Discretionary Tranche 3. Each Lender shall have received investment committee approval to fund its pro rata share of Discretionary Tranche 3.
3.
Minimum Funding Amount; Maximum Number of Borrowing Requests. Growth Capital Loans requested by Borrower to be made on a single Business Day shall be for a minimum aggregate, original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000), or such lesser amount as may be remaining to draw under the applicable tranche, and Borrower shall not submit a Borrowing Request more frequently than once per calendar month without Agent’s prior consent.
(a)
Repayment of Growth Capital Loans. Principal of, and interest on, each Growth Capital Loan shall be payable as follows: principal shall be fully amortized over the Amortization Period in equal, monthly installments plus, in each case, unpaid interest thereon at the Designated Rate, commencing after the Interest-only Period has ended. In particular, on the Borrowing Date applicable to such Growth Capital Loan, Borrower shall pay to Agent (i) if the Borrowing Date is earlier than the Loan Commencement Date, interest only at the Designated Rate, in advance, on the outstanding principal balance of the Growth Capital Loan for the period from the Borrowing Date through the last day of the calendar month in which such Borrowing Date occurs (it being understood that this clause (i) shall not apply in the case the Borrowing Date is on the same date as the Loan Commencement Date), and (ii) the first (1st) interest-only installment at the Designated Rate, in advance, on the outstanding principal balance of the Note evidencing such Loan for the ensuing month (such payment pursuant to clause (ii) shall be understood and agreed to be the first payment of the Interest-only Period). Commencing on the first day of the second full month after the Borrowing Date (which day shall be understood and agreed to be the date on which the second payment of the Interest-only Period is due) and continuing on the first day of each month during the Interest-only Period thereafter, Borrower shall pay to Agent interest only at the Designated Rate, in advance, on the outstanding principal balance of the Loan evidenced by such Note for the ensuing month. Commencing on the first day of the first full month after the end of the Interest-only Period, and continuing on the first day of each consecutive calendar month thereafter, Borrower shall pay to Agent equal consecutive monthly principal installments in advance in an amount sufficient to fully amortize the Loan evidenced by such Note over the Amortization Period, plus interest at the Designated Rate for such month. On the Maturity Date, all principal and accrued interest but unpaid then remaining unpaid and the Final Payment shall be due and payable.
4.
Prepayment. The Growth Capital Loans may be prepaid as provided in this Section 4 only. Borrower may prepay all, but not less than all, outstanding Growth Capital Loans in whole, but not in part, at any time upon no less than five (5) Business Days’ prior written notice to the Agent, by tendering to Agent, for the benefit of each Lender, a cash payment in respect of such Loans in an amount determined by Agent equal to the sum of: (i) the aggregate outstanding principal amount of such Loans; (ii) the accrued and unpaid interest on such Loans as of the date of prepayment; (iii) the Prepayment Fee; and (iv) the Final Payment; provided that, if a Lender has not yet exercised its rights under Section 5(d) hereof, Borrower shall provide the Agent written notice of prepayment at least ten (10) days in advance of the proposed prepayment date and such

Lender shall have the option, with respect to the Conversion Option, to exercise its rights pursuant to Section 5(d) hereof by delivering written notice to Borrower at least two (2) Business Days in advance of the proposed prepayment date.
5.
Warrant and Right to Invest; Conversion Option.
(a)
Warrant. As additional consideration for the making of its Commitment, each Lender has earned and is entitled to receive immediately upon the execution of the Loan and Security Agreement and this Supplement, a warrant instrument issued by Borrower (the “Warrant”).
(b)
Warrant General. The Warrant shall be in form and substance reasonably satisfactory to the applicable Lender.
(c)
Right to Invest. Lenders shall have the right, subject to compliance with applicable securities laws, in their respective discretion, but not the obligation, to invest an aggregate amount of up to One Million Dollars ($1,000,000) in equity securities of Borrower on the same terms, conditions, and pricing offered by Borrower to any investor investing at such time, in connection with any offering of Borrower’s equity securities during the term of the Loan and Security Agreement; provided, however, (A) Borrower shall deliver written notice to Agent of any transaction involving Borrower’s equity securities at least five (5) Business Days prior to the closing of such transaction (provided that no such notice shall be required in connection with any at the market offering program by Borrower); and (B) the terms shall exclude a board or observer seat on the Borrower’s Board of Directors, which may be offered to other investors at Borrower’s discretion, and any other terms that are not offered generally to all investors participating in such financing. Notwithstanding the foregoing, each Lender’s right to invest as set forth in this clause (c) shall automatically terminate on the Maturity Date (or such earlier date that the Commitments have terminated and the Obligations are repaid in full (other than inchoate indemnity obligations).
(d)
Conversion Option. Lenders shall have the right, in their respective discretion, but not the obligation, at any time and from time to time, while the Loan is outstanding, to convert (i) prior to the funding of Tranche 2, an aggregate amount of up to Three Million Dollars ($3,000,000) of the principal amount of the outstanding Growth Capital Loans and (ii) after the funding of Tranche 2, an aggregate amount of up to Four Million Dollars ($4,000,000) of the principal amount of the outstanding Growth Capital Loans (the “Conversion Option”) into Borrower’s common stock (the “Common Stock”) at a price per share equal to one hundred twenty percent (120.00%) of the Exercise Price set forth (and as defined) in the Warrant (the “Conversion Price;” the exercise of such Conversion Option, a “Conversion”). The Conversion Option will be exercised by such Lender delivering a written, signed conversion notice (the “Notice of Conversion”) to the Borrower in accordance with this Section 5(d) which will include (i) the date of which the conversion notice is given, (ii) a statement to the effect that the Lender is exercising the Conversion Option, (iii) the amount in respect of which the Conversion Option is being exercised and the number of shares issued and (iv) a date on which the allotment and issuance of the shares is to take place. Notwithstanding anything anywhere in the Loan Documents to the contrary, the aggregate number of shares issued pursuant to the Warrant and the Conversion Option shall not exceed the Beneficial Ownership Limitation set forth in Section 5(e) below.
(e)
Conversion Limitations. Borrower shall not effect the exercise of the Conversion Option, and Lender shall not have the right to exercise the Conversion Option, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, Lender (together with Lender’s Affiliates, and any Persons acting as a group together with Lender or any of the Lender’s Affiliates, the “Attribution Parties”) beneficially owns or would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of calculating beneficial ownership, the aggregate number of shares of Common Stock beneficially owned by Lender and its Attribution Parties shall include the number of shares of Common Stock held by Lender and all other Attribution Parties plus the number of shares of Common Stock issuable upon Lender’s exercise of the Conversion Option with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted principal amount of any outstanding Growth Capital Loans beneficially owned by Lender or any of its Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of Borrower subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by Lender or any of its Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 5(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 5(e) applies, the determination of whether Lender can exercise the Conversion Option (in relation to other securities owned by Lender together with any Attribution Parties) shall be in the sole discretion of Lender, and the submission of a Notice of Conversion shall be deemed to be Lender’s determination of whether Lender may exercise the Conversion Option (in relation to other securities owned by Lender together with any Attribution Parties) in each case subject to the Beneficial Ownership Limitation. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 5(e), in determining the number of outstanding shares of Common Stock that Lender may acquire upon exercise of the Conversion Option without exceeding the Beneficial Ownership Limitation, Lender may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) Borrower’s most recent periodic or annual report or other public filing with the Securities and Exchange Commission, as the case may be, (ii) a more recent public announcement by Borrower, or (iii) a more recent written notice by Borrower or Borrower’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of Lender, Borrower shall within two Trading Days confirm in writing to Lender the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of Borrower, including the Conversion Option, by Lender or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of the Conversion Option. By written notice to the Borrower, the Lender may from time to time increase or decrease the Beneficial Ownership Limitation to any other percentage specified in such notice not in excess of 19.9% unless the Borrower obtains the approval of its stockholders as set forth in Section 5(f); provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Borrower, (ii) any such increase or decrease will apply only to the Lender and its Attribution Parties, and (iii) no such decrease shall affect the validity of any prior exercise of the Conversion Option by the Lender. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 5(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this Section 5(e) may not be waived.
(f)
Maximum Issuance. Notwithstanding anything anywhere in the Loan Documents to the contrary, the aggregate number of shares issued pursuant to the Conversion Option shall not exceed the aggregate number of shares of Common Stock which Borrower may issue and Lender may receive pursuant to the terms of this Supplement without breaching Borrower’s obligations under the rules or regulations of the Principal Trading Market, except that such limitation shall not apply in the event that Borrower obtains the approval of its stockholders as required by the applicable rules of the Principal Trading Market, including, but not limited to, NYSE American Company Guide Section 713, for issuances of shares of Common Stock in excess of such amount or such approval is not required pursuant to the applicable rules of the Principal Trading Market.
6.
Commitment Fee. Borrower shall pay to Agent, for the benefit of each Lender, pro-rata in accordance with each Lender’s respective Commitment, a commitment fee in the amount of one percent (1.00%) of the total Commitment of such Lender, due and payable on the Closing Date, of which Forty Three Thousand Seven Hundred Fifty Dollars ($43,750)1 has been paid by Borrower to Avenue 2 as an advance deposit prior to the date hereof. As an additional condition precedent under Section 4.1 of the Loan and Security Agreement, each Lender shall have completed to its satisfaction its due diligence review of Borrower’s business and financial condition and prospects, and such Lender’s pro rata share of the Commitment shall have been approved (which condition shall be deemed satisfied upon the making of the Growth Capital Loan on the Closing Date). If this condition is not satisfied, the Forty Three Thousand Seven Hundred Fifty Dollars ($43,750) advance deposit previously paid by Borrower shall be refunded. Except as set forth in this Section 6, the Commitment Fee is not refundable.

1 1% of $17.5MM Commitment = $175,000.

7.
Documentation Fee Payment. On the Closing Date, Borrower shall reimburse each Lender and Agent pursuant to Section 9.8(a) of the Loan and Security Agreement for (i) its reasonable and documented out-of-pocket attorneys’ fees, costs and expenses incurred in connection with the preparation and negotiation of the Loan Documents and (ii) Agent’s costs and filing fees related to perfection of its Liens in the Collateral in any jurisdiction in which the same is located, recording a copy of the Intellectual Property Security Agreement with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and confirming the priority of such Liens.

8.
Account Information
(a)
Borrower’s Primary Operating Account and Wire Transfer Instructions:

Institution Name:	**************
Address:	****************************
ABA No.:	************
Contact Name:
Phone No.:
E-mail:
Account Title:	******************
Account No.:	**********

9.
Debits to Account for ACH Transfers. For purposes of Sections 2.2 and 5.10 of the Loan and Security Agreement, the Primary Operating Account shall be the bank account set forth in Section 8 above, unless and until such account is changed in accordance with Section 5.10 of the Loan and Security Agreement. Borrower hereby agrees that the Growth Capital Loans will be advanced to the account specified above and regularly scheduled payments of principal, interest and fees due to each Lender will, after notice to Borrower, be automatically debited by Agent, for the benefit of the Lenders, from the same account. Borrower hereby confirms that the bank at which the Primary Operating Account is maintained uses that same ABA Number for incoming wires transfers to the Primary Operating Account and outgoing ACH transfers from the Primary Operating Account.

Part 3 - Additional Representations:

Borrower represents and warrants that as of the Closing Date and, subject to any written updates of the information set forth below by Borrower to Agent, each Borrowing Date:

a)
Its chief executive office is located at: ********************************
b)
Its Equipment is located at: ******************************
c)
Its Inventory is located at: ******************************
d)
Its Records are located at: *********************************
e)
In addition to its chief executive office, Borrower maintains offices or operates its business at the following locations: ****************************
f)
Other than its full corporate name, Borrower has conducted business using the following trade names or fictitious business names: N/A
g)
Its state corporation identification number is: **************
h)
Its U.S. federal tax identification number is: ***********
i)
Other than Borrower’s Primary Operating Account identified in Section 9(a), Borrower maintains the following Deposit Accounts and investment accounts listed on Schedule I hereto.

Part 4 - Additional Loan Documents:

Form of Promissory Note	Exhibit “A”
Form of Borrowing Request	Exhibit “B”
Form of Compliance Certificate	Exhibit “C”

[Remainder of this page intentionally left blank; signature page follows]

[Signature page to Supplement to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first above written.

BORROWER:

MYOMO, INC.
By:
	Name:	David Henry
	Title:	Chief Financial Officer

Address for Notices:		45 Blue Sky Dr., Suite 101
Burlington, MA 01803
	Attn:	Chief Financial Officer
	Email:	David.henry@myomo.com

[Signature page to Supplement to Loan and Security Agreement]

AGENT:

AVENUE CAPITAL MANAGEMENT II, L.P.

	By:	Avenue Capital Management II GenPar, LLC
	Its:	General Patner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

Address for Notices:	11 West 42nd Street, 9th Floor New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director; Chad Norman, Senior Portfolio Manager; Jeff Becker, Managing Director
Email: tgreenbarg@avenuecapital.com; cnorman@avenuecapital.com; jbecker@avenuecapital.com Phone# 212-878-3523

LENDER:

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.

	By:	Avenue Venture Opportunities Partners II, LLC
	Its:	General Partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, th Flor New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director; Chad Norman, Senior Portfolio Manager; Jeff Becker, Managing Director
Email: tgreenbarg@avenuecapital.com; cnorman@avenuecapital.com; jbecker@avenuecapital.com Phone# 212-878-3523

Schedule I

Deposit Accounts

Institution Name:	********	**********	*********	*********	***********	**********	**********	********
Address:	*********	**********	*********	*********	**********	**********	***********	********
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:	*********	**********	*********	**********	**********	***********	***********	*********
Account No.:	*********	**********	*********	**********	***********	***********	***********	*********

EXHIBIT “A”

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES AS DEFINED BY SECTION 1273(A)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE ISSUE PRICE, AMOUNT OF OID AND YIELD TO MATURITY OF THE NOTE MAY BE OBTAINED BY WRITING TO THE BORROWER AT ITS ADDRESS, 45 BLUE SKY DR., SUITE 101, BURLINGTON, MA. 01803, ATTENTION: DAVID HENRY, AT ITS TELEPHONE NUMBER: (617) 398-2435,OR BY EMAIL: DAVID.HENRY@MYOMO.COM.

FORM OF PROMISSORY NOTE

Note No. X-XXX

$[_____]	November [•], 2025

The undersigned (“Borrower”) promises to pay to AVENUE VENTURE OPPORTUNITIES FUND II, L.P., a Delaware limited partnership (“Lender”), at such place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of ______ Dollars ($______), with interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a variable rate per annum equal to the greater of (A) the Prime Rate plus four and three quarters percent (4.75%) and (B) eleven and three quarters percent (11.75%) (the “Designated Rate”), according to the payment schedule described herein, except as otherwise provided herein. In addition, on the Maturity Date, the Borrower promises to pay to Lender (i) all principal and accrued interest then remaining unpaid and (ii) the Final Payment (as defined in the Loan Agreement (as defined herein)).

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement, dated as of November 4, 2025, among Borrower, Lender, the other lender party thereto and Agent (as the same has been and may be amended, restated or supplemented from time to time, the “Loan Agreement”). Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as provided under Section 3 of Part 2 of the Supplement to the Loan Agreement.

This Note may be prepaid only as permitted under Section 3 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate, compounded monthly. Borrower shall pay such interest on demand.

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

[If Borrower is late in making any scheduled payment under this Note by more than five (5) days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.]

[Signature page to Promissory Note]

This Note shall be governed by, and construed in accordance with, the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.

Borrower’s execution and delivery of this Note via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall constitute effective execution and delivery of this Note and agreement to and acceptance of the terms hereof for all purposes. The fact that this Note is executed, signed, stored or delivered electronically shall not prevent the assignment or transfer by Lender of this Note pursuant to the terms of the Loan Agreement or the enforcement of the terms hereof. Physical possession of the original of this Note or any paper copy thereof shall confer no special status to the bearer thereof. In no event shall an original ink-signed paper copy of this Note be required for any exercise of Lender’s rights hereunder.

MYOMO, INC.
By:
Name:	David Henry
Title:	Chief Financial Officer

EXHIBIT “B”

FORM OF BORROWING REQUEST

[DATE]

AVENUE CAPITAL MANAGEMENT II, L.P., as Agent

11 West 42nd Street, 9th

Floor New York, New York 10036

Re: MYOMO, INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, November 4, 2025 (as amended, restated or supplemented from time to time, the “Loan Agreement”; the capitalized terms used herein as defined therein), among Avenue Capital Management II, L.P. (“Agent”), as administrative agent and collateral agent (in such capacity, “Agent”), Avenue Venture Opportunities Fund II, L.P. (“Avenue 2” and together with each other lender from time to time party thereto, collectively, “Lenders”, and each a “Lender”), and Myomo, Inc. (“Borrower”).

The undersigned is the of Borrower and hereby requests on behalf of Borrower a Loan under the Loan Agreement as follows:

1.
[The amount of the proposed Loan is Twelve Million Five Hundred Thousand Dollars ($12,500,000). The Borrowing Date of the proposed Loan is November [•], 2025 (the “Borrowing Date”).]2 [The amount of the proposed Loan is [ ] Dollars ($[ ]). The Borrowing Date of the proposed Loan is [ ] [ ], 20[ ] (the “Borrowing Date”).]3

4[(a) On the Borrowing Date,

2 To be included in the borrowing notice delivered on the Closing Date.

3 To be included in each borrowing notice delivered after the Closing Date.

4 To be included in the borrowing notice delivered on the Closing Date

(i) Avenue 2 will wire $[ ] less fees and expenses to be deducted on the Borrowing Date of (a) $131,250 in respect to the Commitment Fee, of which $43,750 has been paid to Avenue 2 prior to the date hereof, (b) $[ ] in respect to the interest fee, and (c) $[ ] in respect to the legal fees for net proceeds of $[ ], to Borrower pursuant to the following wire instructions:

Institution Name:
Address:
ABA No.:
Contact Name:

Phone No.:
E-mail:
Account Title:
Account No.:

(b)
5On the Borrowing Date, in connection with the payoff, Avenue 2 will wire $[ ] to [ ] pursuant to the following wire instructions:

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

5 To be completed with payoff wire instructions from Silicon Valley Bank payoff letter.

(c)
On the Borrowing Date, Avenue 2 will wire $[ ] to Manatt, Phelps & Phillips, LLP for fees and expenses pursuant to the following wire instructions:

Institution Name:	**************
ABA No.:	********
Account Title:	****************
Account No.:	**********
Reference:	***************
Confirm remittance:	*****************

[On the Borrowing Date, Agent will wire $[ ] to Borrower pursuant to the following wire instructions:

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

]6

6 To be included in each borrowing notice delivered after the Closing Date.

2.
(i) No Default or Event of Default has occurred and is continuing or will immediately result from the making of the proposed Loan on the Borrowing Date, (ii) subject to the Schedule of Exceptions, the representations and warranties of Borrower contained in Article 3 of the Loan Agreement and Part 3 of the Supplement are true and correct in all material respects other than those representations and warranties expressly referring to a specific date which are true and correct in all material respects as of such date, and (iii) the conditions precedent described in Sections 4.1 and/or 4.2 of the Loan Agreement and Part 2 of the Supplement, as applicable, have been met.
3.
No event has occurred and is continuing that has had or could reasonably be expected to have a Material Adverse Change.
4.
Borrower’s most recent financial statements, financial projections or business plan dated , as reviewed by Borrower’s Board of Directors, are enclosed herewith in the event such financial statements, financial projections or business plan have not been previously provided to Agent.

[Signature page to Borrowing Request]

Borrower shall notify you promptly before the funding of the Loan if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.

Very truly yours,

MYOMO, INC.
By:
	Name:	David Henry
	Title:	Chief Financial Officer

Address for Notices:	45 Blue Sky Dr., Suite 101
Burlington, MA 01803
Attn: Chief Financial Officer
Email: David.henry@myomo.com

EXHIBIT “C”

FORM OF COMPLIANCE CERTIFICATE

AVENUE CAPITAL MANAGEMENT II, L.P., as Agent

11 West 42nd Street, 9th Floor

New York, New York 10036

Re: MYOMO, INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, November 4, 2025 (as amended, restated or supplemented from time to time, the “Loan Agreement”; the capitalized terms used herein as defined therein), among Avenue Capital Management II, L.P. (“Agent”), as administrative agent and collateral agent (in such capacity, “Agent”), Avenue Venture Opportunities Fund II, L.P. (“Avenue 2” and together with each other lender from time to time party thereto, collectively, “Lenders”, and each a “Lender”), and Myomo, Inc. (“Borrower”).

The undersigned authorized representative of Borrower hereby certifies in such capacity that in accordance with the terms and conditions of the Loan Agreement, (i) no Default or Event of Default has occurred and is continuing, except as has been disclosed in accordance with Section 5.1(c) of the Loan Agreement or as otherwise noted below, and (ii) Borrower is in compliance for the financial reporting period ending with all required financial reporting under the Loan Agreement, except as noted below. Attached herewith are the required documents supporting the foregoing certification with respect to any, if applicable, financial covenants. The undersigned authorized representative of Borrower further certifies in such capacity that: (a) the accompanying financial statements have been prepared in accordance with Borrower’s past practices applied on a consistent basis, or in such manner as otherwise disclosed in writing to Agent, throughout the periods indicated; and (b) the financial statements fairly present in all material respects the financial condition and operating results of Borrower and its Subsidiaries, if any, as of the dates, and for the periods, indicated therein, subject to the absence of footnotes and normal year-end audit adjustments (in the case of interim monthly financial statements), except as explained below.

Please provide the following requested information and

indicate compliance status by circling (or otherwise indicating) Yes/No under “Included/Complies”:

REPORTING REQUIREMENT	REQUIRED	INCLUDED/COMPLIES
Balance Sheet & Income Statement	Monthly, within 30 days	YES / NO / N/A
Cash Flow Statement	Quarterly, within 30 days	YES / NO / N/A
Operating Budgets & 409(A) Valuations	As modified	YES / NO / N/A
Updated Beneficial Ownership Table	As modified	YES / NO / N/A
Annual Financial Statements	Annually, within 90 days of fiscal year-end	YES / NO / N/A
Board Packages	As modified	YES / NO / N/A
Board Approved Budget	Annually, within 60 days of fiscal year-end	YES / NO / N/A
Date of most recent Board Approved Budget

Any change in Board Approved Budget since version most recently delivered to Agent		YES / NO / N/A
If Yes, please attach

Date of most recent beneficial ownership table:

Any changes in beneficial ownership table since version most recently delivered to Agent?:		YES / NO / N/A
If Yes, please attach a copy of latest beneficial ownership table

EQUITY & CONVERTIBLE NOTE FINANCINGS

1

Please provide the following information (if applicable) regarding Borrower’s most-recent equity and/or convertible note financing each time this Certificate is delivered to Agent

Date of Last Round Raised: _______________________
Has there been any new financing since the last Compliance Certificate submitted?	YES / NO
If “YES” please attach a copy of the Beneficial Ownership Table

Date Closed: Series: Per Share Price: $ Amount Raised: Post Money Valuation: __________________

Any stock splits since date of last report?	YES / NO
If yes, please provide any information on stock splits which would affect valuation:

Any dividends since date of last report?	YES / NO
If yes, please provide any information on dividends which would affect valuation:

Any unusual terms? (i.e., Anti-dilution, multiple preference, etc.)	YES / NO
If yes, please explain:

ACCOUNT CONTROL AGREEMENTS

Pursuant to Section 6.11 of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it maintains only those deposit and investment accounts set forth below; and (ii) to the extent required by Section 6.11 of the Loan Agreement, a control agreement has been executed and delivered to Agent with respect to each such account [Note: If Borrower has established any new account(s) since the date of the last compliance certificate, please so indicate].

Deposit Accounts

	Name of Institution	Account Number	Control Agt.	Complies	New
			In place?		Account
1.)	*************	*************	YES / NO	YES / NO	YES / NO
2.)	*************	*************	YES / NO	YES / NO	YES / NO
3.)	*************	*************	YES / NO	YES / NO	YES / NO
4.)	*************	*************	YES / NO	YES / NO	YES / NO
5.)	*************	*************	YES / NO	YES / NO	YES / NO
6.)	*************	*************	YES / NO	YES / NO	YES / NO
7.)	*************	*************	YES / NO	YES / NO	YES / NO

2

Investment Accounts

	Name of Institution	Account Number	Control Agt.		New
			In place?	Complies	Account

1.)	None		YES / NO	YES / NO	YES / NO

2.)			YES / NO	YES / NO	YES / NO

3.)			YES / NO	YES / NO	YES / NO

4.)			YES / NO	YES / NO	YES / NO

AGREEMENTS WITH PERSONS IN POSSESSION OF TANGIBLE COLLATERAL

Pursuant to Section 5.9(e) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, tangible Collateral (other than inventory in the possession of Borrower’s employees or patients or demo equipment in the possession of employees or customers) is located at the addresses set forth below; and (ii) to the extent required by Section 5.9(e) of the Loan Agreement, a Waiver has been executed and delivered to Agent, or such Waiver has been waived by Agent, [Note: If Borrower has located Collateral at any new location since the date of the last compliance certificate, please so indicate].

	Location of Collateral	Value of Collateral at such	Waiver	Complies?	New
		Locations	In place?		Location?

1.)	None	$	YES / NO	YES / NO	YES / NO

2.)		$	YES / NO	YES / NO	YES / NO

3.)		$	YES / NO	YES / NO	YES / NO

4.)		$	YES / NO	YES / NO	YES / NO

SUBSIDIARIES AND OTHER PERSONS

Pursuant to Section 6.14(a) of the Loan Agreement, Borrower represents and warrants that since the date of the last Compliance Certificate delivered to Agent: (i) as of the date hereof, it has directly or indirectly acquired or created, or it intends to directly or indirectly acquire or create, each Subsidiary or other Person described below; and (ii) if the acquisition has been consummated or Subsidiary created, to the extent required by the Loan Agreement, such Subsidiary or Person has been made a co-borrower under the Loan Agreement or a guarantor of the Obligations [Note: If Borrower has acquired or created any Subsidiary since the date of the last compliance certificate, please so indicate].

	Name:	Jurisdiction of formation or organization:[7]	Co-borrower or guarantor?	Complies?	New Subsidiary or Person?
1.)	None		YES / NO	YES / NO	YES / NO

2.)			YES / NO	YES / NO	YES / NO

3.)			YES / NO	YES / NO	YES / NO

4.)			YES / NO	YES / NO	YES / NO

7 Under the “Explanations” heading (see below) please include a description of such Subsidiary’s or Person’s fully diluted capitalization and Borrower’s purpose for its acquisition or creation of such Subsidiary if such information has not been previously furnished to Agent.

3

FINANCIAL COVENANT	REQUIRED	INCLUDED/COMPLIES
Minimum Cash	$2,500,000	YES / NO
L3M Revenue	At least 75% of projected L3M Revenue	YES / NO
Cash Burn	No more negative than 150% of the projected T6M Cash Burn	YES / NO
EXPLANATIONS

[Remainder of this page intentionally left blank; signature page follows]

7 Under the “Explanations” heading (see below) please include a description of such Subsidiary’s or Person’s fully diluted capitalization and Borrower’s purpose for its acquisition or creation of such Subsidiary if such information has not been previously furnished to Agent.

4

[Signature page to Compliance Certificate]

Very truly yours,

MYOMO, INC.
By:
Name:	David Henry
Title:	Chief Financial Officer